Exhibit 99.1
Ferguson Share Repurchase Program - Weekly Report
06/20/2023

WOKINGHAM, England--Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 62,000 of its ordinary shares in the period from June 12, 2023 up to and including June 15, 2023 in connection with its $3.0 billion share repurchase program.

Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue
June 12, 2023	15,000	115.765059	XLON
June 13, 2023	10,000	116.450000	XLON
June 14, 2023	15,000	117.752397	XLON
June 15, 2023	22,000	118.131558	XLON

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 27,588,208.
Following the purchase of these shares, the remaining number of ordinary shares in issue will be 204,582,974. The figure of 204,582,974 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.
In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases can be found at Ferguson - Investors - Shareholder Center - Share Buy-Back Details - 2023 Share Buy-Back.
For further information please contact:
Brian Lantz, Vice President IR and Communications              +1 224 285 2410
Pete Kennedy, Director of Investor Relations                      +1 757 603 0111

Ferguson Share Repurchase Program - Weekly Report

06/21/2023

WOKINGHAM, England--Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 8,795 of its ordinary shares on June 16, 2023 in connection with its $3.0 billion share repurchase program.

Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue
June 16, 2023	8,795	116.800000	XLON

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 27,597,003.
Following the purchase of these shares, the remaining number of ordinary shares in issue will be 204,574,179. The figure of 204,574,179 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.
In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases can be found at Ferguson - Investors - Shareholder Center - Share Buy-Back Details - 2023 Share Buy-Back.
For further information please contact:
Brian Lantz, Vice President IR and Communications              +1 224 285 2410
Pete Kennedy, Director of Investor Relations                      +1 757 603 0111

Ferguson Share Repurchase Program - Weekly Report
06/27/2023

WOKINGHAM, England--Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 52,554 of its ordinary shares in the period from June 19, 2023, up to and including June 23, 2023, in connection with its $3.0 billion share repurchase program.

Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue
June 19, 2023	12,169	116.650000	XLON
June 20, 2023	10,279	116.900000	XLON
June 21, 2023	9,848	118.479558	XLON
June 22, 2023	9,890	119.337224	XLON
June 23, 2023	10,368	119.416524	XLON

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 27,646,588.
Following the purchase of these shares, the remaining number of ordinary shares in issue will be 204,524,594. The figure of 204,524,594 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.
In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases can be found at Ferguson - Investors - Shareholder Center - Share Buy-Back Details - 2023 Share Buy-Back.
For further information please contact:
Brian Lantz, Vice President IR and Communications              +1 224 285 2410
Pete Kennedy, Director of Investor Relations                      +1 757 603 0111